CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Net income	$ 15,651	$ 7,942	$ 13,643
Unrealized gain (loss) on available-for-sale marketable securities	571	(618)	8
Unrealized gain (loss) on foreign currency cash flow hedges transactions	1,176	(882)	25
Total comprehensive income	$ 17,398	$ 6,442	$ 13,676